Second Quarter & Calendar Year 2003 Updated Outlook June 12, 2003 All statements contained or incorporated in this presentation which address operating performance, events or developments that we expect or anticipate may occur in the future (including statements relating to future sales or earnings expectations, savings expected as a result of our global restructurings or other initiatives, portfolio restructuring plans, volume growth, awarded sales contracts and earnings per share expectations or statements expressing general optimism about future operating results) are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's current views and assumptions with respect to future events. Important factors, risks and uncertainties which may cause actual results to differ from those expressed in our forward-looking statements are discussed in detail in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2002. In particular, the achievement of projected levels of revenue, earnings, cash flow and debt levels will depend on our ability to execute our portfolio and global restructuring plans in a manner which satisfactorily addresses any resultant antitrust or labor issues and customer concerns, any contingent liabilities related to divestitures or integration costs associated with acquisitions, and other matters; the success of our efforts to diversify our customer base and still maintain existing GM business; the continued protection and exploitation of our intellectual property to develop new products and enter new markets; and our ability to capture expected benefits of our cost reduction initiatives so as to maintain flexibility to respond to adverse and cyclical changes in general economic conditions and in the automotive industry in each market we operate, including customer cost reduction initiatives, potential increases in warranty costs, pension contributions, healthcare costs, disruptions in the labor, commodities or transportation markets caused by terrorism or war and other changes in the political and regulatory environments where we do business. Delphi does not intend or assume any obligation to update any of these forward-looking statements. All of the audio and visual content of this conference is copyrighted and is the property of Delphi. Delphi is recording this conference and no other recording, reproduction, transcription or distribution of any aspect of this conference is permitted without the express written consent of Delphi. Your continued participation in this conference constitutes your consent to having your participation recorded by Delphi and to abide by the foregoing restrictions on reproduction and distribution. Exhibit 99 (b)

Second Quarter Factors Production / Market weakness GM Oklahoma City Tornado GM SPO Non-GM schedules Adverse legal judgment Timing of portfolio-related actions Moraine facility closure Employee separations Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Second Quarter Variance Explanation Sales Net Income ($ Billions) ($ Millions) Low End of Original Guidance Range $7.0 $160 Production / Market Weakness (0.1) (20) - (25) - Oklahoma City, GMSPO, Non-GM Exchange 0.1 - 0.2 -- Current Baseline Outlook 7.0 - 7.1 135 - 140 Adverse Legal Judgment -- (25) Portfolio Actions -- (20) - (25) - Moraine, Employee separations Revised Guidance $7.0 - $7.1 $85 - $95 EPS $0.15 - $0.17 Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Quarter-over-Quarter Variance Sales Net Income ($ Billions) ($ Millions) Q1 '03 Actual $7.2 $127 Q2 '03 Current Baseline Outlook(1) 7.1 135 - 140 Variance (0.1) 8 - 13 Variance Due To: Volume (0.2) (42) Exchange 0.1 -- All Other Mix/Performance -- 50 - 55 Total Variance $(0.1) $8 - $13 Variance at Constant Exchange $(0.2) $8 - $13 Q2 '03 baseline outlook shows sequential earning growth q-o-q excluding impact of adverse legal settlement and portfolio-related actions (1) Excludes adverse legal judgment of $25 million after-tax and portfolio-related actions of $20 - $25 million after-tax. Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Second Quarter Cash Flow Outlook Q2 2003: $0.3 billion At low end of previous $0.3 billion to $0.4 billion guidance range, reflecting lower expected earnings Legal judgment accrued in Q2 '03 and payable in Q3 '03 Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Calendar Year Light Vehicle Production Outlook (1) Excludes NUMMI / CAMI units Millions of units Current Outlook 2003 Original Guidance 2003 North America Total Market 15.8 16.6 GMNA(1) 5.2 - 5.4 5.4 Europe 20.2 20.8 Asia Pacific 19.4 18.2 Memo: Asia Pacific Unit Sales China Unit Sales 14.4 3.3 13.7 2.7 South America 2.0 2.0 Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Calendar Year Revenue Outlook $ Billions Current Outlook 2003 Original Guidance 2003 GM $16.5 - 17.0 $17.2 Non-GM 11.0 10.8 Total $27.5 - $28.0 $28.0 Non-GM % 39% - 40% 39% Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Calendar Year Variance Explanation Sales Net Income ($ Billions) ($ Millions) Original Guidance Range $28.0 $600 Production / Market Weakness (0.6) - (1.1) (100) - (200) Exchange 0.6 -- Current Baseline Outlook 27.5 - 28.0 400 - 500 Adverse Legal Judgment -- (25) Revised Guidance $27.5 - $28.0 $375 - $475 EPS $0.67 - $0.85 Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Calendar Year Cash Flow Outlook CY 2003: $1.2 - $1.3 billion Primarily reflects lower earnings outlook and tax- & exchange-related working capital changes, partially offset by expected lower capital expenditures Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.

Initiatives Pushing short-turnaround revenue opportunities SKYFi Marketing initiatives Implementing enterprise-wide initiatives to keep spending low and cash flow high Reducing SG&A Deferring non-essential items Limiting hiring Continue to manage down capital expenditures and focus on working capital initiatives Operating with 28,000 less employees than mid-2000 employment levels and approximately 3,900 below December 2002 Overtime provides added flexibility to reduce manufacturing costs in line with volume declines Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply.